SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:               July 27, 1998

ADVANTA Revolving Home Equity Loan Trust 1998-A

New York                        333-37107-04                  "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                       Other Events

Information relating to the distributions to Certificate holders for the June, 1998 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1998-A
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                       Financial Statements, Exhibits

              Exhibit No.                     Exhibit

                           1. Monthly Report for the June, 1998 Monthly
                              Period relating to the Revolving Home Equity
                              Loan Pass-Through Certificates Series 1998-A, Class A issued by the ADVANTA Revolving
                              Home Equity Loan Trust 1998-A.

                                              EXHIBIT INDEX

Exhibit

      1.      Monthly Report for the June, 1998 Monthly
              Period relating to the Revolving Home Equity Loan
              Loan Pass-Through Certificates, Series 1998-A,
              Class A issued by the ADVANTA Revolving
              Home Equity Loan Trust 1998-A.




                                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Revolving Home Equity Loan Trust 1998-A

BY:           ADVANTA Mortgage Corp., USA




BY:           /s/ William P. Garland
              William P. Garland
              Senior Vice President
              Loan Service Administration



July 31, 1998

                                              EXHIBIT 1


              ADVANTA Revolving Home Equity Loan Trust 1998-A

                         Statement to Certificateholders

              Original        Prior
              Face            Principal
Class         Value           Balance         Interest        Principal      Total
A             ###############################################################################

Totals        ###############################################################################

                                              Current         Pass-Through
              Realized        Deferred        Principal       Rates
Class         Losses          Interest        Balance         Current        Next
A             ################################################      5.822340%       5.856250%

Totals        ################################################

                              Prior                                                          Current
                              Principal                                                      Principal
Class         CUSIP           Balance         Interest        Principal      Total           Balance
A                00757CAC2                1000        5.337145      10.204082################     989.795918

Delinquent Loan Information:
                                                              90+ Days       Loans           Loans
                              30-59           60-89           excldg f/c,REO in              in
                              Days            Days            & Bkrptcy      REO             Foreclosure
Group 1       Principal Balanc##############################################################################
              % of Pool Balanc        0.22640%        0.00000%       0.00000%        0.00000%       0.00000%
              Number of Loans                7               0              0               0              0

                                              Loans in Bankrup       Group 1                         -

Servicing Fee Due and Payable for Period:                                                    ###############
Insurance Premiums Due for Period:                                                           ###############
Indenture Trustee Fee Due for Period:                                                        ###############
Owner Trustee Fee Due for Period:                                                            ###############

Net Funds Cap Carry-Forward Amount:                                                          ###############
Unpaid Class A Note Interest Shortfall Amount:                                               ###############

The Amount of Insured Payment Made this Period:                                              ###############

Total Substitution Amount                                                                    ###############
Total Loan Purchase Price Amount                                                             ###############

Book Value or REO Properties:                                                                ###############

The Step-Down Amount                                                                         ###############

The Originator Interest Amount                                                               ###############

The Non-Subordinated Originator's Interest Amount                                            ###############

Accelerated Principal Payment                                                                ###############

Overcollateralization Deficit                                                                ###############

Beginning Pool Balance                                                                       ###############
Ending Pool Balance                                                                          ###############

Pre-Funding Account:

              Beginning Account Balance                                                      ###############

              Withdrawals relating to Subsequent Loans                                       ###############

              Withdrawals relating to Pre-funding Period Termi                               ###############

              Ending Account Balance                                                         ###############

              Interest Earnings Deposited to Certificate Accou                               ###############



Capitalized Interest Account

              Beginning Account Balance                                                      ###############

              Deposit of Interest Earnings                                                   ###############

              Additional Deposit from Depositor                                              ###############

              Withdrawal of Capitalized Interest Requirement                                 ###############

              Ending Account Balance                                                         ###############